UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  March 14, 2013

Computer Vision Systems Laboratories, Corp.

(Exact name of registrant as specified in its charter)

Florida	Commission	45-4561241
(State or other jurisdiction	File No.: 00-52818	(IRS Employer
of incorporation or organization)		Identification No.)

2400 North Dallas Parkway, Suite 230, Plano, Texas 75093

(Address of principal executive offices and zip code)

(972) 398-7120

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

On March 15, 2013, Computer Vision Systems Laboratories, Corp., a Florida corporation (the “Company”), entered into a Purchase Agreement (the “Purchase Agreement”), among the Company, The Longaberger Company, an Ohio corporation (“TLC”), TMRCL Holding Company, an Ohio limited liability company, TMRCL Holding LLC, an Ohio limited liability company, The Longaberger Company Canada, a Nova Scotia corporation (collectively, the “TLC Subsidiaries” and, together with TLC, the “TLC Companies”), Tamala L. Longaberger (“T. Longaberger”), and T. Longaberger, as trustee under The Tamala L. Longaberger Revocable Trust (the “Trust”).

TLC sells premium hand-crafted baskets made in Ohio and a line of products for the home, including pottery, as well as gourmet foods, through a nationwide network of independent sales representatives.

Pursuant to the Purchase Agreement, the Company acquired from the Trust 1,254 shares of TLC’s Class A common stock (“TLC Class A Common Stock”) owned by the Trust, representing approximately 50.2% of the issued and outstanding TLC Class A Common Stock, and acquired 313 shares of TLC’s Class B common stock (“TLC Class B Common Stock” and, together with the TLC Class A Common Stock, the “TLC Stock”) owned by the Trust, representing approximately 12.5% of the issued and outstanding shares of TLC Class B Common Stock, in exchange for the Company’s delivery to the Trust of a Convertible Subordinated Unsecured Promissory Note, dated March 18, 2013, in the original principal amount of $6,500,000 (the “Convertible Note”).

The Purchase Agreement contains customary conditions to closing that have been fulfilled or waived by the parties to the Purchase Agreement, and the transactions contemplated by the Purchase Agreement (the “Purchase Agreement Transactions”) closed on March 18, 2013.

The Purchase Agreement contains customary representations, warranties, and covenants of the parties.  In addition, the Purchase Agreement contains the other terms described below.

Under the Purchase Agreement, the Trust and T. Longaberger agreed to indemnify, jointly and severally, the Company and its affiliates against certain losses relating to their breaches of the Purchase Agreement, certain fees and expenses, and certain post-closing liabilities of the TLC Companies.  The Company agreed to indemnify the Trust and T. Longaberger against certain losses relating to the Company’s breaches of the Purchase Agreement and certain fees and expenses.  The indemnification obligations of the Trust and T. Longaberger are subject to a $6,500,000 cap before the conversion of the Convertible Note and, after such time, subject to a cap equal to the greater of $6,500,000 or the average value of the Conversion Shares (as defined below) for the five trading days immediately before the date of any indemnification claim by the Company.

A post-closing covenant in the Purchase Agreement requires that the Company enter into an employment agreement with T. Longaberger, with a ten-year term, in respect of her ongoing employment as Chief Executive Officer of TLC.

In addition, the Company agreed, within one year from the closing date of the Purchase Agreement Transactions, either to (i) amend the Company’s Articles of Incorporation to increase the number of its authorized and unissued shares of common stock to provide for the full conversion of the Convertible Note (“Sufficient Authorized Shares”), (ii) reincorporate to Delaware and, as a part of such reincorporation, cause there to be Sufficient Authorized Shares to provide for the full conversion of the Convertible Note, or (iii) cause the surrender by Rochon Capital Partners, Ltd., the holder of a majority of the Company’s issued and outstanding shares of common stock (“Rochon Capital”), of a sufficient number of shares of the Company’s common stock to effect the full conversion of the Convertible Note.

The Convertible Note bears interest at 4.0% per annum.  The outstanding principal of the Convertible Note is due and payable on each anniversary of its execution date, beginning with the third anniversary of its execution date, with each such annual payment being in an amount equal to one-fifteenth (1/15) of the original principal amount of the Convertible Note, and with all unpaid and unconverted principal of the Convertible Note being due and payable on the tenth anniversary of its execution date.  Interest on the Convertible Note is due annually, except that interest on the Convertible Note during the first three years of its term may, at the Company’s election, be deferred as a payment in kind, with such deferred interest being added to the then-outstanding principal amount of the Convertible Note.

The Convertible Note is an unsecured obligation of the Company.  The Convertible Note is subordinated to certain obligations of the Company.  The Convertible Note is not subordinated to the $20,000,000 Convertible Subordinated Unsecured Promissory Note, dated December 15, 2012, issued by the Company to Richmont Capital Partners V LP.

Under the Convertible Note, within 15 days of the date that shares of the Company’s common stock sufficient to effect the full conversion of the Convertible Note become available for issuance by the Company, the outstanding principal under the Convertible Note and all accrued interest thereon mandatorily will be converted into shares of the Company’s common stock, at a price of $0.20 per share (the “Conversion Shares”), subject to a cap on the number of such Conversion Shares of 32,500,000.  Upon the Company’s issuance of the Conversion Shares pursuant to the Convertible Note, the Purchase Agreement requires the Trust to be made a party to the Registration Rights Agreement, dated September 25, 2012, between the Company and Rochon Capital.  The Purchase Agreement also requires the Trust to execute a lock-up agreement, which prohibits, without the Company’s consent, any sale or transfer of the Conversion Shares for a one-year period.  The lock-up agreement restricts, during a five-year period following the expiration of such one-year period, the number of Conversion Shares that the Trust may sell during each month of the five-year period, subject to certain conditions and exceptions.

The Convertible Note was, and the Conversion Shares will be, issued by the Company to the Trust pursuant to an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended.  The Convertible Note was offered to the Trust in a transaction not involving a public offering.

Pursuant to the Purchase Agreement, the Trust entered into a voting agreement (and irrevocable proxy) under which the Trust granted Rochon Capital the right to vote, for five years, the Conversion Shares and any additional shares of the Company’s common stock acquired by the Trust or its affiliates during such period.

On March 14, 2013, the Company entered into a Subscription Agreement, between the Company and TLC (the “Subscription Agreement”), whereby the Company acquired 362 shares of TLC Class A Common Stock, representing approximately 14.5% of the issued and outstanding shares of TLC Class A Common Stock, and 655 shares of TLC Class B Common Stock, representing approximately 26.2% of the issued and outstanding shares of TLC Class B Common Stock, in exchange for the Company’s delivery to TLC of a $4,000,000 Promissory Note, dated March 14, 2013 (the “Note”).

The Subscription Agreement contains customary representations and warranties of the Company.

The Subscription Agreement subjects the shares of TLC Class A Common Stock and TLC Class B Common Stock acquired by the Company from TLC under such agreement (the “Issued Shares”) to a pledge agreement between TLC and a former shareholder of TLC (the “Former Shareholder”).  The pledge agreement secures TLC’s performance under a $4,000,000 promissory note issued by TLC to the Former Shareholder (the “Redemption Note”) in exchange for TLC’s redemption of all of the TLC Stock owned by the Former Shareholder.  Such redemption by TLC of the Former Shareholder’s shares of TLC Stock enabled the Company to acquire the Issued Shares.  As part of such redemption transactions, the Company entered into a Guarantee Agreement, dated March 14, 2013, benefitting the Former Shareholder in respect of TLC’s payment obligations under the Redemption Note (the “Guarantee Agreement”).

The Note bears interest at 2.63% per annum, has a ten-year maturity, and is payable in equal monthly installments of outstanding principal and interest.  The principal of the Note may be pre-paid without penalty.  Upon certain events of default described in the Note, the holder of the Note may accelerate payment of the Note.

In connection with its entry into the Purchase Agreement and the Subscription Agreement, the Company acquired an aggregate 1,616 shares of TLC Class A Common Stock, representing 64.6% of the issued and outstanding shares of TLC Class A Common Stock, and 968 shares of TLC’s Class B Common Stock, representing 38.7% of the issued and outstanding shares of TLC Class B Common Stock.  The remaining shares of issued and outstanding TLC Class A Common Stock and TLC Class B Common Stock, which are the only authorized classes of capital stock of TLC, are held by The David W. Longaberger Revocable Trust, Restated 09/04/98, of which T. Longaberger is the trustee.  The shares of TLC Class A Common Stock and TLC Class B Common Stock have identical rights, except that the shares of TLC Class B Common Stock do not have voting rights.  All of the authorized shares of capital stock of TLC are issued and outstanding.

T. Longaberger, who is the trustee of the Trust, is the Chief Executive Officer and a director of TLC and is a director of the Company.  Richmont Holdings, Inc., an entity controlled by John P. Rochon, the Company’s Chairman, President, and Chief Executive Officer, has provided paid consulting and advisory services to TLC since September 2011.  T. Longaberger’s interest in the transactions contemplated by the Purchase Agreement, the Subscription Agreement, and related documents (the “Share Transactions”), was disclosed to and known by the Board of Directors of the Company, which unanimously approved the Share Transactions.

The foregoing descriptions of the Purchase Agreement, the Convertible Note, the Subscription Agreement, the Note, and the Guarantee Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of such documents, copies of which are attached hereto as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3, Exhibit 10.4, and Exhibit 10.5, respectively, and incorporated herein by reference.

The documents attached hereto are included with this Current Report on Form 8-K (this “Current Report”) only to provide investors with information regarding the terms and conditions of such documents, and not to provide investors with any other factual information regarding the Company, TLC, or other parties, or their businesses or operations.  Investors should not rely on any representations and warranties in any such documents or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, TLC, or other parties, as applicable.  Information concerning the subject matter of any representations and warranties in such documents may change after the date of such documents, and such subsequent information may or may not fully be reflected in the Company’s public disclosures or periodic reports filed with the Securities and Exchange Commission (the “Commission”).  The representations, warranties, and covenants contained in such documents were made only for purposes of the respective document and as of specific dates, are solely for the benefit of the parties to such documents, may be subject to limitations agreed upon by the parties, including with respect to the Purchase Agreement being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to such agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors.  The attached documents should not be read alone, but should instead be read in connection with the other information regarding the Company, TLC, and their businesses and operations, as applicable, that is or will be contained in, or incorporated by reference into, the Company’s Annual Reports on Forms 10-K, Quarterly Reports on Forms 10-Q, proxy or information statements, and other documents that the Company files with or furnishes to the Commission.

Item 2.01                                           Completion of Acquisition or Disposition of Assets.

The disclosure set forth in Item 1.01 of this Current Report is incorporated into this item by reference.

Item 2.03                                           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth in Item 1.01 of this Current Report is incorporated into this item by reference.

Item 8.01                                           Other Events.

The Company issued a press release on March 15, 2013, a copy of which is furnished as Exhibit 99.1 to this Current Report.

Item 9.01                                           Financial Statements and Exhibits.

(a)                                 Financial Statements of Business Acquired.

The Company will file by amendment to this Current Report the financial statements required by Item 9.01(a) of Form 8-K no later than 71 calendar days after the date this Current Report is required to be filed.

(d)                                 Exhibits.

10.1                        Purchase Agreement, dated March 15, 2013, by and among Computer Vision Systems Laboratories, Corp., The Longaberger Company, TMRCL Holding Company, TMRCL Holding LLC, and The Longaberger Company Canada.

10.2                        Convertible Subordinated Unsecured Promissory Note, dated March 15, 2013, in the original principal amount of $6,500,000, issued by Computer Vision Systems Laboratories, Corp. to The Longaberger Company.

10.3                        Subscription Agreement, dated March 14, 2013, by and between the Company and The Longaberger Company.

10.4                        Promissory Note, dated March 14, 2013, in the original principal amount of $4,000,000, issued by Computer Vision Systems Laboratories, Corp. to The Longaberger Company.

10.5                        Guarantee Agreement, dated March 14, 2013, made by Computer Vision Systems Laboratories, Corp.

99.1                        Press release of Computer Vision Systems Laboratories, Corp., dated March 15, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Computer Vision Systems Laboratories, Corp.

Date: March 20, 2013	By:	/s/ John P. Rochon
John P. Rochon
Chief Executive Officer and President

EXHIBIT INDEX

Exhibit Number*	Description

10.1

Purchase Agreement, dated March 15, 2013, by and among Computer Vision Systems Laboratories, Corp., The Longaberger Company, TMRCL Holding Company, TMRCL Holding LLC, and The Longaberger Company Canada.

10.2

Convertible Subordinated Unsecured Promissory Note, dated March 15, 2013, in the original principal amount of $6,500,000, issued by Computer Vision Systems Laboratories, Corp. to The Longaberger Company.

10.3	Subscription Agreement, dated March 14, 2013, by and between the Company and The Longaberger Company.

10.4	Promissory Note, dated March 14, 2013, in the original principal amount of $4,000,000, issued by Computer Vision Systems Laboratories, Corp. to The Longaberger Company.

10.5	Guarantee Agreement, dated March 14, 2013, made by Computer Vision Systems Laboratories, Corp.

99.1	Press release of Computer Vision Systems Laboratories, Corp., dated March 15, 2013.

* The Company will file by amendment to this Current Report on Form 8-K the financial statements required by Item 9.01(a) of Form 8-K no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.